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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-98514) of Pharmacyclics, Inc. of our report dated August 20, 1996 appearing on page 33 of this Form 10-K.



PRICE WATERHOUSE LLP


San Jose, California
September 27, 1996